[Logo]  MFS(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)

[graphic omitted]

               MFS(R) GOVERNMENT
               SECURITIES FUND
               SEMIANNUAL REPORT o AUGUST 31, 1998

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DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 27)
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
TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 13
Notes to Financial Statements ............................................. 21
Trustees and Officers ..................................................... 29

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HIGHLIGHTS
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o   FOR THE SIX MONTHS ENDED AUGUST 31, 1998, CLASS A SHARES OF THE FUND
    PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 4.80%, CLASS B SHARES 4.46%, CLASS C SHARES 4.47%, AND CLASS I SHARES 5.09%. (PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o IN SPITE OF TURMOIL IN GLOBAL EQUITY AND FIXED-INCOME MARKETS, THE FUND HAS BENEFITED FROM ITS OVERWEIGHTING IN U.S. TREASURY SECURITIES, WHICH HAVE PROVEN TO BE THE INVESTMENT OF CHOICE FOR INVESTORS AS THEY HAVE SHIFTED THEIR ALLOCATIONS AWAY FROM RISKIER ASSET CLASSES.

o THE FUND HAS DECREASED ITS EXPOSURE TO MORTGAGE-BACKED SECURITIES BECAUSE DECLINING INTEREST RATES HAVE LED TO QUICK INCREASES IN MORTGAGE PREPAYMENT RATES.

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NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
In the coming year, MFS will celebrate its 75\t/\h/ anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this summer's volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that this market correction is overdue and could continue for several months. However, in our view, this is a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. This retreat has helped correct some -- but not all -- of the overvaluations that have been building in the markets for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, it was at about 28, and it declined to approximately 25 by early September. If this summer's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political gridlock and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, most of these economies are still very weak and the situation could turn worse before getting better. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    September 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Steven E. Nothern]
     Steven E. Nothern

For the six months ended August 31, 1998, Class A shares of the Fund provided a total return of 4.80%, Class B shares 4.46%, Class C shares 4.47%, and Class I shares 5.09%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 4.92% return for the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of U.S. Treasury, government-agency, and mortgage-backed securities. During the same period, the average government securities fund as monitored by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 4.60%.

Q. LET'S START BY TALKING ABOUT THE INVESTMENT ENVIRONMENT. WHAT DO YOU THINK IS BEHIND THE RECENT TURMOIL IN GLOBAL FIXED-INCOME AND EQUITY MARKETS?

A. First, it is important to realize that the economic downturn overseas has not been triggered by tightened monetary conditions aimed at reducing excess demand. In fact, the opposite is occurring. Lenders have made too much money available, which has led to an excess of investment in the capacity to produce tradable goods. Tightening of monetary conditions intended to offset falling currency prices has served to undermine economic activity, further exacerbating the imbalance between supply and demand. This has exposed structural economic weaknesses and threatened a growing number of economic systems. Because global growth expectations are being pared back fairly dramatically, expectations for corporate profits are also being reduced, impacting equity markets around the globe.

Q.  HOW HAS THIS AFFECTED THE FUND'S PERFORMANCE?

A. Performance has, on balance, been favorably impacted. U.S. Treasuries have proven to be the investment of choice for investors who have shifted their allocations away from potentially riskier asset classes, such as stocks, as prices of Treasuries have appreciated. Government-agency securities, however, have also felt the negative effects of the flight to quality and have not kept up with Treasuries. This caused a slight drag on the Fund's performance during the sharp rally in Treasuries in August.

Q.  WHAT'S BEHIND THE FLIGHT OF CAPITAL TO U.S. TREASURIES?

A. The major event this summer was the effective default of Russia on its domestic debt. Russia had been deemed "too big to fail," and it was expected that an eventual bailout would protect investors against a potential default. Beyond Russia, many had expected the Southeast Asian economic decline to begin to stabilize by this summer. Not only were they disappointed in this, but the decline seemed to deepen and broaden. More recently, economic slowing has spread to include commodity-based economies in Latin America -- much closer to our shores. As a consequence amid this spreading uncertainty, investors around the world have moved to the highest-quality securities available, that is, U.S. Treasury securities.

Q. DOES THIS MEAN OTHER GOVERNMENT-AGENCY AND MORTGAGE-BACKED SECURITIES ARE LESS SAFE, RELATIVELY SPEAKING?

A. No. They continue to enjoy if not explicit, at least implicit backing from the U.S. Treasury. Agency securities continue to represent very good value over the longer term. In turbulent markets, they will often be overlooked as the focus shifts to the Treasury market. In such a market environment, investors are able to purchase government-agency securities at very attractive yield spreads to Treasuries. So it becomes a good opportunity to acquire higher-yielding, quality securities.

Q. HOW HAVE YOU CHANGED THE FUND'S ALLOCATIONS AMONG DIFFERENT TYPES OF GOVERNMENT SECURITIES, GIVEN THIS INTEREST-RATE ENVIRONMENT?

A. We have somewhat decreased our exposure to mortgage-backed securities because declining interest-rates have led to quick increases in mortgage prepayment rates. But this environment has also shown the value of investing in Ginnie Mae (Government National Mortgage Association) securities versus other types of mortgage securities. Ginnie Maes have smaller loan balances and are less sensitive to prepayments than securities such as Fannie Maes (Federal National Mortgage Association) and Freddie Macs (Federal Home Loan Mortgage Corporation). We've also found value in 15-year securities. Even if interest rates come down a little, people with 15-year loans probably won't refinance into new 15-year loans, because when they add up the extra interest costs of extending their mortgages they will probably prefer to get their current mortgages paid off. So we're selectively buying these mortgages.

Q. WHAT ABOUT THE FUND'S DURATION, OR SENSITIVITY TO CHANGES IN INTEREST RATES? HAVE YOU CHANGED THIS SIGNIFICANTLY?

A. We have increased the duration somewhat relative to the Lehman Index because, as interest rates continue to decline, we believe a longer duration should help the Fund's total return benefit from rising bond prices. Currently, the duration is approximately five years; a duration that more closely mirrors the benchmark would be about four-and-a-quarter years.

Q.  WHAT DO YOU SEE AS THE GREATEST RISK TO THE FUND IN THE NEXT
    SEVERAL MONTHS?

A. The biggest risk would be a sudden reversal of the favorable inflation trends that we've seen in the past several quarters, coupled with an unexpected acceleration in the world economy. These events would lead to a substantial correction in the fixed-income market, with interest rates rising and bond prices falling. Right now, however, we think this risk is fairly remote. If anything, the focus is beginning to shift toward the possibility of deflationary risks to the global economy.

Q. LOOKING AHEAD, WHAT DIRECTION DO YOU SEE FOR THE GENERAL ECONOMIC ENVIRONMENT, AND HOW ARE YOU POSITIONING THE FUND FOR IT?

A. Developments overseas have contributed to reduction of inflationary pressures and to a slowdown in the domestic economy. Whereas the Federal Reserve Board (the Fed) had worried that low unemployment would contribute to increased inflationary pressures, more recently the Fed appears to have shifted its focus to the risks that global deflationary forces could spill over to our shores. Thus, the Fed's next move is more likely to be an easing of monetary conditions. We believe this would help maintain a constructive environment for the government bond market, especially if inflation remains dormant.

    For the Fund, this means we would continue to invest in longer-maturity Treasuries as these securities would appreciate when interest rates decline. We will continue to reduce our mortgage-backed holdings because homeowners' refinancing options limit this sector's potential for price appreciation in a bond market rally.

/s/ Steven E. Nothern

    Steven E. Nothern
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

STEVEN E. NOTHERN IS A SENIOR VICE PRESIDENT AND A MEMBER OF THE FIXED INCOME POLICY COMMITTEE OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) GOVERNMENT SECURITIES FUND, MFS(R) INTERMEDIATE INCOME FUND, AND THE GOVERNMENT SECURITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE ALSO MANAGES MFS(R) GOVERNMENT MARKETS INCOME TRUST, A CLOSED-END FUND.

MR. NOTHERN JOINED MFS IN 1986 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED VICE PRESIDENT IN 1989 AND SENIOR VICE PRESIDENT IN 1993.

HE IS A GRADUATE OF MIDDLEBURY COLLEGE AND HOLDS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM BOSTON UNIVERSITY. HE IS A CHARTERED
FINANCIAL ANALYST AND A MEMBER OF
THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:               SEEKS CURRENT INCOME AND CAPITAL PRESERVATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   JULY 25, 1984

CLASS INCEPTION:         CLASS A  JULY 25, 1984
                         CLASS B  AUGUST 30, 1993
                         CLASS C  APRIL 1, 1996
                         CLASS I   JANUARY 2, 1997

  SIZE:                  $494.1 MILLION NET ASSETS AS OF AUGUST 31, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH AUGUST 31, 1998

CLASS A
                                  6 Months       1 Year      3 Years      5 Years   10 Years/Life
-------------------------------------------------------------------------------------------------
Cumulative Total Return             +4.80%      +10.58%      +23.92%      +34.39%        +123.40%
-------------------------------------------------------------------------------------------------
Average Annual Total Return           --        +10.58%      + 7.41%      + 6.09%        +  8.37%
-------------------------------------------------------------------------------------------------
SEC Results                           --        + 5.33%      + 5.68%      + 5.06%        +  7.84%
-------------------------------------------------------------------------------------------------

CLASS B
                                  6 Months       1 Year      3 Years      5 Years   10 Years/Life
-------------------------------------------------------------------------------------------------
Cumulative Total Return             +4.46%      + 9.84%      +21.37%      +29.71%        +115.69%
-------------------------------------------------------------------------------------------------
Average Annual Total Return           --        + 9.84%      + 6.67%      + 5.34%        +  7.99%
-------------------------------------------------------------------------------------------------
SEC Results                           --        + 5.84%      + 5.78%      + 5.03%        +  7.99%
-------------------------------------------------------------------------------------------------

CLASS C
                                  6 Months       1 Year      3 Years      5 Years   10 Years/Life
-------------------------------------------------------------------------------------------------
Cumulative Total Return             +4.47%      + 9.95%      +21.99%      +32.31%        +119.92%
-------------------------------------------------------------------------------------------------
Average Annual Total Return           --        + 9.95%      + 6.85%      + 5.76%        +  8.20%
-------------------------------------------------------------------------------------------------
SEC Results                           --        + 8.95%      + 6.85%      + 5.76%        +  8.20%
-------------------------------------------------------------------------------------------------

CLASS I
                                  6 Months       1 Year      3 Years      5 Years   10 Years/Life
-------------------------------------------------------------------------------------------------
Cumulative Total Return             +5.09%      +11.10%      +24.79%      +35.34%        +125.06%
-------------------------------------------------------------------------------------------------
Average Annual Total Return           --        +11.10%      + 7.66%      + 6.24%        +  8.45%
-------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1998

PORTFOLIO STRUCTURE

Mortgaged-Backed Securities             35.0%
U.S. Treasuries                         32.4%
Other Government Agencies               32.6%

PORTFOLIO OF INVESTMENTS (Unaudited) -- August 31, 1998

Bonds - 91.8%
--------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)          VALUE
--------------------------------------------------------------------------------
U.S. Federal Agencies - 32.6%
    Federal Home Loan Mortgage Corp., 5.75s, 2003    $     10,000   $ 10,159,400
    Federal Home Loan Mortgage Corp., 6.79s, 2005           5,000      5,182,812
    Federal National Mortgage Assn., 5.75s,
      2003 - 2005                                          17,500     17,776,475
    Federal National Mortgage Assn., 6.5s, 2013             7,387      7,477,424
    Federal National Mortgage Assn., 6.55s, 2007            1,979      1,988,689
    Federal National Mortgage Assn., 6.6s, 2007             1,986      2,047,809
    Federal National Mortgage Assn., 6.695s, 2007           2,105      2,102,546
    Federal National Mortgage Assn., 6.95s, 2006           10,000     10,398,400
    Federal National Mortgage Assn., 7.5s,
      2010 - 2013                                          28,593     29,397,479
    Financing Corp., 10.7s, 2017                           20,790     32,325,124
    Financing Corp., 9.8s, 2018                            16,500     24,267,870
    Financing Corp., 10.35s, 2018                           5,000      7,681,250
    United States Department of Veteran Affairs,
      6.3s, 2010                                           10,000     10,021,800
                                                                    ------------
                                                                    $160,827,078
--------------------------------------------------------------------------------
U.S. Government Guaranteed - 59.2%
  Government National Mortgage Association - 22.3%
    GNMA, 6.5s, 2027 - 2028                          $     11,716   $ 11,792,498
    GNMA, 7s, 2008 - 2025                                  34,907     35,694,246
    GNMA, 7.5s, 2002 - 2027                                16,025     16,523,916
    GNMA, 8s, 2026 - 2027                                  33,432     34,664,916
    GNMA, 8.5s, 2001 - 2009                                 5,784      6,059,817
    GNMA, 9.25s, 2001                                       3,121      3,307,204
    GNMA, 10.75s, 2015 - 2016                                 143        157,146
    GNMA, 11.5s, 2010 - 2019                                  779        888,416
    GNMA, 12s, 2013 - 2019                                    543        628,139
    GNMA, 12.5s, 2011                                         598        698,550
                                                                    ------------
                                                                    $110,414,848
--------------------------------------------------------------------------------
Small Business Administration - 4.4%
  SBA, 8.625s, 2011                                  $      3,382   $  3,707,634
  SBA, 8.8s, 2011                                           1,645      1,821,062
  SBA, 9.05s, 2009                                          1,867      2,040,025
  SBA, 9.1s, 2009                                           2,277      2,497,982
  SBA, 9.25s, 2010                                          2,140      2,368,552
  SBA, 9.3s, 2010                                           3,611      4,035,253
  SBA, 9.5s, 2010                                             226        252,155
  SBA, 9.65s, 2010                                          1,224      1,372,105
  SBA, 9.7s, 2010                                           1,111      1,243,874
  SBA, 9.9s, 2008                                             947      1,047,137
  SBA, 10.05s, 2008 - 2009                                  1,255      1,397,520
                                                                    ------------
                                                                    $ 21,783,299
--------------------------------------------------------------------------------
  U.S. Treasury Obligations - 32.5%
    U.S. Treasury Notes, 8.5s, 2000                  $     15,000   $ 15,714,900
    U.S. Treasury Notes, 8s, 2001                          14,750     15,851,680
    U.S. Treasury Notes, 5.25s, 2003                       20,000     20,321,800
    U.S. Treasury Bonds, 11.875s, 2003                      2,000      2,617,500
    U.S. Treasury Bonds, 12.375s, 2004                     10,650     14,450,666
    U.S. Treasury Bonds, 10.375s, 2012                      4,200      5,744,172
    U.S. Treasury Bonds, 9.875s, 2015                       7,050     10,557,375
    U.S. Treasury Bonds, 8.875s, 2017                       6,000      8,417,820
    U.S. Treasury Bonds, 6.125s, 2027                      10,500     11,663,190
    U.S. Treasury Bonds, 6.625s, 2027                      14,000     16,428,160
    U.S. Treasury Bonds, 3.625s, 2028                      20,111     19,683,445
    U.S. Treasury Bonds, 5.5s, 2028                        18,450     19,026,562
                                                                    ------------
                                                                    $160,477,270
--------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                    $292,675,417
--------------------------------------------------------------------------------
Total Bonds (Identified Cost, $440,696,971)                         $453,502,495
--------------------------------------------------------------------------------

Repurchase Agreement - 4.2%
--------------------------------------------------------------------------------
  Goldman Sachs, dated 8/31/98, due 9/01/98,
    total to be received $20,922,353
    (secured by various U.S. Treasury and
    Federal Agency obligations in a
    jointly traded account), at Cost                 $     20,919   $ 20,919,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $461,615,971)                   $474,421,495
Other Assets, Less Liabilities - 4.0%                                 19,643,229
--------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $494,064,724
--------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
AUGUST 31, 1998
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $461,615,971)       $474,421,495
  Cash                                                              10,045
  Receivable for Fund shares sold                               14,782,981
  Interest receivable                                            5,688,062
  Other assets                                                       2,766
                                                              ------------
      Total assets                                            $494,905,349
                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                          $    418,588
  Payable to affiliates -
    Management fee                                                  11,626
    Shareholder servicing agent fee                                  4,360
    Distribution and service fee                                   231,798
    Administrative fee                                                 581
  Accrued expenses and other liabilities                           173,672
                                                              ------------
      Total liabilities                                       $    840,625
                                                              ------------
Net assets                                                    $494,064,724
                                                              ------------

Net assets consist of:
  Paid-in capital                                             $512,894,238
  Unrealized appreciation on investments                        12,805,524
  Accumulated net realized loss on investments                 (32,155,826)
  Accumulated undistributed net investment income                  520,788
                                                              ------------
      Total                                                   $494,064,724
                                                              ============
Shares of beneficial interest outstanding                     50,150,807
                                                              ==========

Class A shares:
  Net asset value per share
    (net assets of $312,249,368 / 31,691,331 shares of
     beneficial interest outstanding)                           $ 9.85
                                                                ======

  Offering price per share (100 / 95.25)                        $10.34
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $147,727,910 / 15,007,657 shares of
     beneficial interest outstanding)                           $ 9.84
                                                                ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $26,151,674 / 2,646,658 shares of
     beneficial interest outstanding)                           $ 9.88
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $7,935,772 / 805,161 shares of
     beneficial interest outstanding)                           $ 9.86
                                                                ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED AUGUST 31, 1998
-------------------------------------------------------------------------------

Net investment income:
  Interest income                                                  $ 15,171,682
                                                                   ------------
  Expenses -
    Management fee                                                 $    865,684
    Trustees' compensation                                               21,482
    Shareholder servicing agent fee                                     244,231
    Distribution and service fee (Class A)                              508,760
    Distribution and service fee (Class B)                              601,395
    Distribution and service fee (Class C)                               77,020
    Administrative fee                                                   32,564
    Custodian fee                                                        66,619
    Printing                                                             22,759
    Postage                                                              32,310
    Auditing fees                                                        19,925
    Legal fees                                                           13,604
    Miscellaneous                                                       139,704
                                                                   ------------
      Total expenses                                               $  2,646,057
    Fees paid indirectly                                                (64,157)
    Preliminary reduction of expenses by investment adviser            (214,401)
                                                                   ------------
      Net expenses                                                 $  2,367,499
                                                                   ------------
        Net investment income                                       $12,804,183
                                                                   ------------
Realized and unrealized gain (loss) on investments:
    Realized gain (identified cost basis) on investment
       transactions                                                  $  979,007
    Change in unrealized appreciation on investments                  6,476,611
                                                                   ------------
          Net realized and unrealized gain on investments          $  7,455,618
                                                                   ------------
            Increase in net assets from operations                 $ 20,259,801
                                                                   ============
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED             YEAR ENDED
                                                          AUGUST 31, 1998      FEBRUARY 28, 1998
                                                              (UNAUDITED)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $ 12,804,183            $ 25,775,670
  Net realized gain on investments                               979,007               4,173,134
  Net unrealized gain on investments                           6,476,611               7,678,440
                                                            ------------            ------------
      Increase in net assets from operations                $ 20,259,801            $ 37,627,244
                                                            ------------            ------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $ (8,710,762)           $(18,372,972)
  From net investment income (Class B)                        (3,219,675)             (6,423,382)
  From net investment income (Class C)                          (392,312)               (424,810)
  From net investment income (Class I)                          (246,697)                (98,923)
                                                            ------------            ------------
      Total distributions declared to shareholders          $(12,569,446)           $(25,320,087)
                                                            ------------            ------------

Net increase (decrease) in net assets from Fund
share transactions                                          $ 67,574,572            $ (8,169,658)
                                                            ------------            ------------
      Total increase in net assets                          $ 75,264,927            $  4,137,499
Net assets:
  At beginning of period                                     418,799,797             414,662,298
                                                            ------------            ------------

At end of period (including accumulated
undistributed net investment income of $520,788 and
$286,051, respectively)                                     $494,064,724            $418,799,797
                                                            ============            ============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED
                           SIX MONTHS ENDED       ----------------------------------------------------------     ELEVEN MONTHS
                                                         FEBRUARY 28,                                                    ENDED
                                 AUGUST 31,        -----------------------     FEBRUARY 29,     FEBRUARY 28,      FEBRUARY 28,
                                       1998            1998           1997             1996             1995              1994
                                (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                    CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
 of period                           $ 9.69          $ 9.40         $ 9.67           $ 9.22           $ 9.79            $10.00
                                     ------          ------         ------           ------           ------            ------

Income from investment
 operations# -
  Net investment income(S)           $ 0.30          $ 0.62         $ 0.62           $ 0.66           $ 0.67            $ 0.63
  Net realized and unrealized
   gain (loss) on investments          0.16            0.28          (0.28)            0.45            (0.58)            (0.20)
                                     ------          ------         ------           ------           ------            ------

    Total from investment
      operations                     $ 0.46          $ 0.90         $ 0.34           $ 1.11           $ 0.09            $ 0.43
                                     ------          ------         ------           ------           ------            ------

Less distributions declared
  to shareholders --
  From net investment income
                                     $(0.30)         $(0.61)        $(0.61)          $(0.66)          $(0.66)           $(0.58)(++)
  In excess of net realized
   gain on investments                 --              --             --               --               --               (0.06)
                                     ------          ------         ------           ------           ------            ------

    Total distributions
      declared to shareholders       $(0.30)         $(0.61)        $(0.61)          $(0.66)          $(0.66)           $(0.64)
                                     ------          ------         ------           ------           ------            ------
Net asset value - end of
  period                             $ 9.85          $ 9.69         $ 9.40           $ 9.67           $ 9.22            $ 9.79
                                     ======          ======         ======           ======           ======            ======
Total return(+)                       4.80%++         9.91%          3.67%           12.29%            1.21%             6.57%+
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                          0.93%+          0.94%          0.91%            0.84%            0.79%             0.68%+
  Net investment income               6.11%+          6.50%          6.56%            6.83%            7.24%             6.83%+
Portfolio turnover                      85%            212%           339%             352%             385%              167%
Net assets at end of period
 (000 omitted)                     $312,249        $282,809       $293,286         $322,740         $318,116          $372,702

   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to February 28, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
 (S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

  Net investment income              $ 0.30           $ 0.61           $ 0.61           $ 0.64          $ 0.65          $ 0.59
  Ratios (to average net assets):
    Expenses##                        1.03%+           1.04%            1.06%            1.05%           1.05%           1.17%+
    Net investment income             6.01%+           6.40%            6.41%            6.62%           6.98%           6.34%+

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                      1993            1992            1991            1990            1989            1988
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                $ 9.43          $ 9.29          $ 9.10          $ 9.05          $ 9.56          $10.22
                                        ------          ------          ------          ------          ------          ------

Income from investment operations -
  Net investment income                 $ 0.67          $ 0.75          $ 0.78          $ 0.82          $ 0.86          $ 0.87
  Net realized and unrealized
    gain (loss) on investments            0.60            0.14            0.19            0.04           (0.51)          (0.59)
                                        ------          ------          ------          ------          ------          ------
    Total from investment
      operations                        $ 1.27          $ 0.89          $ 0.97          $ 0.86          $ 0.35          $ 0.28
                                        ------          ------          ------          ------          ------          ------

Less distributions declared to shareholders -
  From net investment income            $(0.70)         $(0.75)         $(0.78)         $(0.81)         $(0.86)         $(0.88)
  In excess of net realized gain
    on investments                        --              --              --              --              --             (0.06)
                                        ------          ------          ------          ------          ------          ------
    Total distributions declared
      to shareholders                   $(0.70)         $(0.75)         $(0.78)         $(0.81)         $(0.86)         $(0.94)
                                        ------          ------          ------          ------          ------          ------
Net asset value - end of period         $10.00          $ 9.43          $ 9.29          $ 9.10          $ 9.05          $ 9.56
                                        ======          ======          ======          ======          ======          ======
Total return(+)                         13.94%           9.96%          11.13%           9.72%           3.84%           3.11%
Ratios (to average net assets)/
 Supplemental data:
  Expenses                               1.20%           1.25%           1.28%           1.29%           1.40%           1.18%
  Net investment income                  7.18%           7.95%           8.56%           8.81%           9.25%           9.10%
Portfolio turnover                        264%            270%             95%            260%            346%            417%
Net assets at end of period (000
omitted)                              $356,735        $356,366        $323,612        $327,877        $348,617        $397,239

(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED
                                                   ---------------------------------------------------------
                           SIX MONTHS ENDED             FEBRUARY 28,                                              PERIOD ENDED
                                 AUGUST 31,        -----------------------     FEBRUARY 29,     FEBRUARY 28,      FEBRUARY 28,
                                       1998            1998           1997             1996             1995            1994**
                                (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                              $ 9.68          $ 9.39         $ 9.66           $ 9.22           $ 9.78            $10.16
                                     ------          ------         ------           ------           ------            ------
Income from investment
 operations# -
  Net investment income(S)           $ 0.26          $ 0.55         $ 0.55           $ 0.59           $ 0.59            $ 0.30
  Net realized and unrealized
   gain (loss) on investments          0.16            0.28          (0.28)            0.44            (0.56)            (0.43)
                                     ------          ------         ------           ------           ------            ------
    Total from investment
      operations                     $ 0.42          $ 0.83         $ 0.27           $ 1.03           $ 0.03            $(0.13)
                                     ------          ------         ------           ------           ------            ------
Less distributions declared to
  shareholders from net
  investment income                  $(0.26)         $(0.54)        $(0.54)          $(0.59)          $(0.59)           $(0.25)(++)
                                     ------          ------         ------           ------           ------            ------
Net asset value - end of
 period                              $ 9.84          $ 9.68         $ 9.39           $ 9.66           $ 9.22            $ 9.78
                                     ======          ======         ======           ======           ======            ======
Total return                          4.46%++         9.17%          2.92%           11.46%            0.57%           (1.29)%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                          1.58%+          1.59%          1.62%            1.56%            1.51%             1.39%+
  Net investment income               5.47%+          5.84%          5.85%            6.09%            6.52%             5.92%+
Portfolio turnover                      85%            212%           339%             352%             385%              167%
Net assets at end of period
 (000 omitted)                     $147,728        $117,077       $114,861         $124,921         $105,178          $113,107

  ** For the period from the inception of Class B, August 30, 1993, through February 28, 1994.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to February 28, 1994, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(++) Amount includes distribution in excess of net investment income of less than $0.001 per share for the period indicated.
 (S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

  Net investment income              $ 0.26          $ 0.54         $ 0.54           $ 0.57           $ 0.57            $ 0.28
  Ratios (to average net assets):
    Expenses##                        1.68%+          1.69%          1.77%            1.77%            1.77%             1.87%+
    Net investment income             5.37%+          5.74%          5.70%            5.88%            6.26%             5.44%+

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                     SIX MONTHS ENDED                  YEAR ENDED                  PERIOD ENDED
                                      AUGUST 31, 1998           FEBRUARY 28, 1998          FEBRUARY 28, 1997***
                                          (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
                                              CLASS C
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $ 9.72                      $ 9.43                        $ 9.51
                                               ------                      ------                        ------
Income from investment operations# -
  Net investment income(S)                     $ 0.27                      $ 0.55                        $ 0.47
  Net realized and unrealized
    gain (loss) on investments                   0.16                        0.29                         (0.09)
                                               ------                      ------                        ------
    Total from investment
      operations                               $ 0.43                      $ 0.84                        $ 0.38
                                               ------                      ------                        ------
Less distributions declared to
  shareholders from net
  investment income                            $(0.27)                     $(0.55)                       $(0.46)
                                               ------                      ------                        ------
Net asset value - end of period                $ 9.88                      $ 9.72                        $ 9.43
                                               ======                      ======                        ======
Total return                                    4.47%++                     9.15%                         4.06%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                    1.58%+                      1.59%                         1.55%+
  Net investment income                         5.52%+                      5.85%                         5.97%+
Portfolio turnover                                85%                        212%                          339%
Net assets at end of period
  (000 omitted)                               $26,152                     $11,354                        $6,046

*** For the period from the inception of Class C, April 1, 1996, through February 28, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

  Net investment income                        $ 0.26                      $ 0.54                        $ 0.46
  Ratios (to average net assets):
    Expenses##                                  1.68%+                      1.69%                         1.70%+
    Net investment income                       5.42%+                      5.75%                         5.82%+

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                   SIX MONTHS ENDED                  YEAR ENDED                    PERIOD ENDED
                                    AUGUST 31, 1998           FEBRUARY 28, 1998           FEBRUARY 28, 1997****
                                        (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
                                            CLASS I
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $ 9.69                      $ 9.40                          $ 9.41
                                             ------                      ------                          ------
Income from investment operations# -
  Net investment income(S)                   $ 0.32                      $ 0.62                          $ 0.10
  Net realized and unrealized
    gain (loss) on
    investments                                0.16                        0.31                           (0.01)
                                             ------                      ------                          ------
    Total from investment
      operations                             $ 0.48                      $ 0.93                          $ 0.09
                                             ------                      ------                          ------
Less distributions declared
  to shareholders from net
  investment income                          $(0.31)                     $(0.64)                         $(0.10)
                                             ------                      ------                          ------
Net asset value - end of period              $ 9.86                      $ 9.69                          $ 9.40
                                             ======                      ======                          ======
Total return                                  5.09%++                    10.31%                           1.03%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                  0.58%+                      1.58%                           0.48%+
  Net investment income                       6.48%+                      6.85%                           7.22%+
Portfolio turnover                              85%                        212%                            339%
Net assets at end of period
  (000 omitted)                              $7,936                      $7,560                            $470

**** For the period from the inception of Class I, January 2, 1997, through February 28, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## The Fund's expenses are calculated without reduction for fees paid indirectly.
 (S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                    $ 0.32                      $ 0.61                          $ 0.09
  Ratios (to average net assets):
    Expenses##                                0.68%+                      0.63%                           0.63%+
    Net investment income                     6.38%+                      6.75%                           7.07%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Government Securities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At February 28, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $33,115,849 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on February 28, 2003, ($16,989,088), and February 28, 2005, ($16,126,761).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate equal to the lesser of (i) 0.40% of average daily net assets or (ii) 0.25% of average daily net assets plus 3.40% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $7,436 for the six months ended August 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $52,563 for the six months ended August 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $33,636 for the six months ended August 31, 1998. Fees incurred under the distribution plan during the six months ended August 31, 1998, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $11,738 and $5 for Class B shares and Class C, respectively, for the six months ended August 31, 1998. Fees incurred under the distribution plan during the six months ended August 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended August 31, 1998, were $2,050, $186,502, and $9,690 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions, and short-term obligations, aggregated $382,104,793 and $348,860,477, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $461,615,971
                                                                 ------------

Gross unrealized appreciation                                    $ 13,229,135
Gross unrealized depreciation                                        (423,611)
                                                                 ------------
    Net unrealized appreciation                                  $ 12,805,524
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                   SIX MONTHS ENDED AUGUST 31, 1998         YEAR ENDED FEBRUARY 28, 1998
                                   --------------------------------    ---------------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             6,977,547   $   $67,869,356         5,464,276   $     52,177,939
Shares issued to shareholders in
  reinvestment of distributions           610,985         5,901,128         1,227,491         11,623,317
Shares reacquired                      (5,089,083)      (49,379,300)       (8,693,936)       (82,954,183)
                                   --------------   ---------------    --------------   ----------------
    Net increase (decrease)             2,499,449   $    24,391,184        (2,002,169)  $    (19,152,927)
                                   ==============   ===============    ==============   ================

Class B Shares
                                   SIX MONTHS ENDED AUGUST 31, 1998         YEAR ENDED FEBRUARY 28, 1998
                                   --------------------------------    ---------------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             6,334,299   $    61,635,042         3,856,898   $     36,904,049
Shares issued to shareholders in
  reinvestment of distributions           223,757         2,160,254           429,480          4,065,291
Shares reacquired                      (3,645,038)      (35,286,695)       (4,422,381)       (42,111,012)
                                   --------------   ---------------    --------------   ----------------
    Net increase (decrease)             2,913,018   $    28,508,601          (136,003)  $     (1,141,672)
                                   ==============   ===============    ==============   ================

Class C Shares
                                   SIX MONTHS ENDED AUGUST 31, 1998         YEAR ENDED FEBRUARY 28, 1998
                                   --------------------------------    ---------------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             2,290,158   $    22,323,599           746,832   $      7,168,488
Shares issued to shareholders in
  reinvestment of distributions            29,187           283,146            31,482            299,383
Shares reacquired                        (841,206)       (8,174,370)         (251,237)        (2,396,844)
                                   --------------   ---------------    --------------   ----------------
    Net increase                        1,478,139   $    14,432,375           527,077   $      5,071,027
                                   ==============   ===============    ==============   ================

Class I Shares
                                   SIX MONTHS ENDED AUGUST 31, 1998         YEAR ENDED FEBRUARY 28, 1998
                                   --------------------------------    ---------------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                 2,138   $        20,838           733,115   $      7,080,671
Shares issued to shareholders in
  reinvestment of distributions            25,546           246,719            10,257             98,774
Shares reacquired                          (2,582)          (25,145)          (13,261)          (125,531)
                                   --------------   ---------------    --------------   ----------------
    Net increase                           25,102   $       242,412           730,111   $      7,053,914
                                   ==============   ===============    ==============   ================

(6) Line of Credit

The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended August 31, 1998, was $1,562.

Trustees                                Secretary
Richard B. Bailey* - Private            Stephen E. Cavan*
Investor; Former Chairman and
Director (until 1991), MFS              Assistant Secretary
Investment Management                   James R. Bordewick, Jr.*

Peter G. Harwood - Private              Custodian
Investor                                State Street Bank and Trust
                                         Company
J. Atwood Ives - Chairman and
Chief Executive Officer, Eastern        Investor Information
Enterprises (diversified services       For MFS stock and bond market
company)                                outlooks, call toll free:
                                        1-800-637-4458 anytime from
Lawrence T. Perera - Partner,           a touch-tone telephone.
Hemenway & Barnes (attorneys)
                                        For information on MFS mutual
William J. Poorvu - Adjunct             funds, call your financial adviser
Professor, Harvard University           or, for an information kit, call
Graduate School of Business             toll free: 1-800-637-2929 any
Administration                          business day from 9 a.m. to 5 p.m.
                                        Eastern time (or leave a message
Charles W. Schmidt - Private            anytime).
Investor
                                        Investor Service
Arnold D. Scott* - Senior               MFS Service Center, Inc.
Executive Vice President,               P.O. Box 2281
Director, and Secretary, MFS            Boston, MA 02107-9906
Investment Management
                                        For general information, call toll
Jeffrey L. Shames* - Chairman,          free: 1-800-225-2606 any business
Chief Executive Officer, and            day from 8 a.m. to 8 p.m. Eastern
Director, MFS Investment                time.
Management
                                        For service to speech- or
Elaine R. Smith - Independent           hearing-impaired, call toll free:
Consultant                              1-800-637-6576 any business day
                                        from 9 a.m. to 5 p.m. Eastern
David B. Stone - Chairman and           time. (To use this service, your
Director, North American                phone must be equipped with a
Management Corp. (investment            Telecommunications Device for the
advisers)                               Deaf.)

Investment Adviser                      For share prices, account
Massachusetts Financial                 balances, and exchanges, call toll
  Services Company                      free: 1-800-MFS-TALK
500 Boylston Street                     (1-800-637-8255) anytime from a
Boston, MA 02116-3741                   touch-tone telephone.

Distributor                             World Wide Web
MFS Fund Distributors, Inc.             www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

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INVESTMENT MANAGEMENT
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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                 MGS-3 10/98 45M 26/226/326/826